Vanguard® Total Corporate Bond ETF
Schedule of Investments (unaudited)
As of November 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Bond Funds (100.0%)
Vanguard Short-Term Corporate Bond ETF	5,194,262	408,529
Vanguard Long-Term Corporate Bond ETF	4,630,976	365,801
Vanguard Intermediate-Term Corporate Bond ETF	3,778,538	310,482
Total Investment Companies (Cost $1,162,370)		1,084,812
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.651% (Cost $164)	1,641	164
Total Investments (100.0%) (Cost $1,162,534)		1,084,976
Other Assets and Liabilities—Net (0.0%)		42
Net Assets (100%)		1,085,018
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2024, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Nov. 30, 2024 Market Value ($000)
Vanguard Intermediate-Term Corporate Bond ETF	306,033	17,395	10,697	66	(2,315)	3,416	—	310,482
Vanguard Long-Term Corporate Bond ETF	362,402	23,454	18,091	(999)	(965)	4,477	—	365,801
Vanguard Market Liquidity Fund	258	NA1	NA1	—	—	2	—	164
Vanguard Short-Term Corporate Bond ETF	404,500	22,929	17,520	233	(1,613)	4,107	—	408,529
Total	1,073,193	63,778	46,308	(700)	(4,893)	12,002	—	1,084,976
1	Not applicable—purchases and sales are for temporary cash investment purposes.